Expected Annual Amortization Expense Related to Acquired Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Sep. 27, 2014	Sep. 28, 2013
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2015	$ 1,204
2016	1,083
2017	825
2018	592
2019	175
Thereafter	163
Definite-lived and amortizable acquired intangible assets, Net Carrying Amount	$ 4,042	$ 4,079